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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 30, 2003


                   North American Galvanizing & Coatings, Inc.
               (Exact name of registrant as specified in charter)


          Delaware                      1-3920                   71-0268502
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


              2250 East 73rd Street, Oklahoma               74136
           (Address of principal executive offices)       (Zip Code)

(Registrant's telephone number, including area code): (918) 494-0964


                               Kinark Corporation
         (Former name or former address, if changed since last report.)

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Item 5. Other Events.

     On July 1, 2003, Kinark Corporation (the "Company") changed its name to North American Galvanizing & Coatings, Inc. In connection with changing its name, the Company's Common Stock listed on the American Stock Exchange now trades under the symbol "NGA."

     On June 30, 2003, the Company issued a press release in the form attached hereto as Exhibit 99.1 announcing its change in name and trading symbol.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

    Exhibit No.

       99.1    Text of Press Release of the Company, dated June 30, 2003.

       99.2 Certificate of Amendment of Restated Certificate of Incorporation of Kinark Corporation.








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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 1, 2003

                                  North American Galvanizing & Coatings, Inc.


                                  By: /s/ Paul R. Chastain
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                                      Paul R. Chastain
                                      Vice President and Chief Financial Officer